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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Acorn Products, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Corydon Meyer, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ A. Corydon Meyer
                                --------------------------
                                A. Corydon Meyer, Chairman, President and
                                Chief Executive Officer of Acorn Products, Inc.

March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Acorn Products, Inc. and will be retained by Acorn Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.